To Our Contract Owners:                                          February, 2002

We are pleased to provide you with the 2001 Annual Report for your New England Variable Annuity Fund I. This report reviews the performance of the fund and the holdings in the portfolio through December 31, 2001.

New England Financial and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Also included within your 2001 Annual Report is a notice regarding Metropolitan Life Insurance Company's and New England Financial's privacy guidelines. This notice, located on the reverse side of this letter, is intended to inform you and all of our clients how personal information that we maintain is treated. This notification is required by all financial institutions subject to the Financial Services Modernization Act recently enacted by Congress.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing New England Variable Annuity Fund I.

Sincerely,

/s/ MARY ANN BROWN

Mary Ann Brown
President
New England Financial Products & Services

NOTE: Investment performance results contained in this report are not a prediction of future returns and, except for the average annual total returns, do not reflect the deduction of the maximum 6% sales load, the maximum 3% administrative charge or 3.5% premium tax, if applicable. If included, these charges would reduce performance figures. The investment return on and principal value of your investment will fluctuate, so that your contract may be worth more or less than you invested.

          THIS NOTICE IS FOR YOUR INFORMATION. NO RESPONSE IS REQUIRED.

Privacy Notice to Our Customers  New England Financial/TM/,
A MetLife(R) Affiliate

Metropolitan Life Insurance Company ("MetLife") and New England Life Insurance Company ("New England Financial") strongly believe in protecting the confidentiality and security of information we collect about you. This notice refers separately to MetLife and New England Financial by using the terms "us," "we," or "our." This notice describes our privacy policy and describes how we treat the information we receive ("Information") about you.

Why We Collect and How We Use Information: We collect and use Information for business purposes with respect to our insurance and other business relationships involving you. These business purposes include evaluating a request for our insurance or other products or services, evaluating benefit claims, administering our products or services, and processing transactions requested by you. We may also use Information to offer you other products or services we provide.

How We Collect Information: We get most Information directly from you. The Information that you give us when applying for our products or services generally provides the Information we need. If we need to verify Information or need additional Information, we may obtain Information from third parties such as adult family members, employers, other insurers, consumer reporting agencies, physicians, hospitals and other medical personnel. Information collected may relate to your finances, employment, health, avocations or other personal characteristics as well as transactions with us or with others, including our Affiliates.

How We Protect Information: We treat Information in a confidential manner. Our employees are required to protect the confidentiality of Information. Employees may access Information only when there is an appropriate reason to do so, such as to administer or offer our products or services. We also maintain physical, electronic and procedural safeguards to protect Information; these safeguards comply with all applicable laws. Employees are required to comply with our established policies.

Information Disclosure: We may disclose any Information when we believe it necessary for the conduct of our business, or where disclosure is required by law. For example, Information may be disclosed to others, including our independent agents and brokers to enable them to provide business services or functions for us, such as helping us to evaluate requests for insurance or benefits, to perform general administrative activities such as maintaining existing accounts, or to otherwise assist us in servicing or processing an insurance product or service requested or authorized by you. Information may also be disclosed for audit or research purposes; or to law enforcement and regulatory agencies. For example, to help us prevent fraud. Information may be disclosed to Affiliates as well as to others that are outside of the MetLife family of companies, such as companies that process data for us, companies that provide general administrative services for us, other insurers, and consumer reporting agencies. Our Affiliates include financial services companies such as life and property and casualty insurers, securities firms, broker dealers and financial advisors and may also include companies that are not financial services companies. We may make other disclosures of Information as permitted by law.

Information may also be shared with our Affiliates so that they may offer you products or services from the MetLife family of companies. We may also provide
Information: (i) to others outside of the MetLife family of companies, such as marketing companies, or independent agents and brokers to assist us in offering our products and services to you, and (ii) to financial services companies outside of the MetLife family of companies with which we have a joint marketing agreement. For example, an agreement with another insurer to enable us to offer you certain of that insurer's products. We do not make any other disclosures of Information to other companies who may want to sell their products or services to you. For example, we will not sell your name to a catalogue company. We may disclose any Information, other than a consumer report or health information, for the purposes described in this paragraph.

Access to and Correction of Information: Generally, upon your written request, we will make available Information for review. Information collected in connection with, or in anticipation of, any claim or legal proceeding will not be made available. If you notify us that the Information is incorrect, we will review it. If we agree, we will correct our records. If we do not agree, you may submit a short statement of dispute, which we will include in any future disclosure of Information.

Further Information: In addition to any other privacy notice we may provide, a recently enacted federal law established new privacy standards and requires us to provide this summary of our privacy policy once each year. You may have additional rights under other applicable laws. For additional information regarding our privacy policy, please contact us at our website at www.nefn.com
                                                                  ------------
or write to us at New England Financial, PO Box 833, Boston, MA 02117-9805.

Metropolitan Life Insurance Company, NY, NY
New England Life Insurance Company, Boston, MA

NEW ENGLAND VARIABLE ANNUITY FUND I
INVESTMENT RECORD (Unaudited)

Percent Change in Unit Value*

                                                      New England
                                                    Variable Annuity
                                                         Fund I
            30 years 9 months ended December 31,
              2001.................................     +2,592.7%
            25 years ended December 31, 2001.......     +2,615.8%
            20 years ended December 31, 2001.......     +1,422.4%
            15 years ended December 31, 2001.......       +406.2%
            10 years ended December 31, 2001.......       +163.3%
             5 years ended December 31, 2001.......        +55.2%
             1 year ended December 31, 2001........        -16.5%

* The percentage figures for the Fund are based upon beginning accumulation unit values for the periods shown of $1.157298, $1.147484, $2.046992, $6.156190, $11.835525, $20.079854, and $37.30100, respectively.

The periods selected cover the preceding thirty years, twenty-five years, twenty years, fifteen years, ten years, five years and the past year. The results should be considered in light of the Fund's investment objective and policies, the characteristics and quality of its portfolio securities, and the periods selected. Inasmuch as the Fund does not distribute investment income, the investment record reflects reinvestment of such income. The investment record for the Fund also reflects charges, at an effective annual rate of approximately 1.26%, made for investment management and mortality and expense risks. It also reflects certain other expenses to the Fund, currently at an annual rate of .04%.

--------------------------------------------------------------------------------
ACCUMULATION UNIT VALUE TABLE (Unaudited)

                              Accumulation   %                                    Accumulation   %
Date                           Unit Value  Change   Date                           Unit Value  Change

March 25, 1971...............    $1.157298    --    December 31, 1986............   6.156190   +27.6
December 31, 1971............   1.180085   + 2.0    December 31, 1987............   7.017161   +14.0
December 31, 1972............   1.324345   +12.2    December 31, 1988............   6.745649   - 3.9
December 31, 1973............   1.144645   -13.6    December 31, 1989............   7.984578   +18.4
December 31, 1974............   0.786512   -31.3    December 31, 1990............   8.383448   + 5.0
December 31, 1975............   0.981727   +24.8    December 31, 1991............  11.835525   +41.2
December 31, 1976............   1.147484   +16.9    December 31, 1992............  11.576959   - 2.2
December 31, 1977............   1.077867   - 6.1    December 31, 1993............  12.850577   +11.0
December 31, 1978............   1.180390   + 9.5    December 31, 1994............  11.899473   - 7.4
December 31, 1979............   1.356685   +14.9    December 31, 1995............  16.523266   +38.9
December 31, 1980............   1.907809   +40.6    December 31, 1996............  20.079854   +21.5
December 31, 1981............   2.046992   + 7.3    December 31, 1997............  24.547721   +22.3
December 31, 1982............   3.254033   +59.0    December 31, 1998............  32.575691   +32.7
December 31, 1983............   3.943886   +21.2    December 31, 1999............  38.279606   +17.5
December 31, 1984............   3.572709   - 9.4    December 31, 2000............  37.301000   - 2.6
December 31, 1985............   4.823900   +35.0    December 31, 2001............  31.163067   -16.5

The above table indicates the accumulation unit value of the Fund on March 25, 1971, the date of the first sale, and on the last valuation date of each twelve month period from December 31, 1971 through December 31, 2001, together with the percentage change in accumulation unit values during each such period.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN (Unaudited)

The average annual total return of the Fund on a single purchase payment of $1,000 for the 1, 5 and 10 year periods ending December 31, 2001 was -25.8%, 6.61% and 8.86%, respectively, assuming deduction of the 3.5% maximum premium tax. Assuming no premium tax deduction, the average annual total return on a $1,000 purchase payment for the same periods was -23.18%, 7.37% and 9.25%, respectively. These performance results represent past performance. These results reflect the deduction of the maximum sales and administrative load of
9% of the first $46 and 8% of the balance of the purchase payment (after premium tax, if any).
--------------------------------------------------------------------------------

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO REVIEW


                       TEN LARGEST COMMON STOCK HOLDINGS
                            as of December 31, 2001

                                         Market      Percent of
              Company                    Value    Total Net Assets
              Lowes Cos Inc........... $2,947,035       6.3%
              Centex Corp.............  2,911,590       6.2
              KB Home.................  2,646,600       5.7
              Tenet Healthcare Corp...  2,642,400       5.7
              Washington Mutual Inc...  2,589,840       5.5
              Best Buy Inc............  2,532,320       5.4
              Lennar Corp.............  2,528,280       5.4
              Pulte Homes Inc.........  2,412,180       5.2
              Penney (J.C.) Co., Inc..  2,394,100       5.1
              Golden West Finl Corp DE  2,354,000       5.0

PORTFOLIO CHANGES

Shares owned at December 31, 2001 compared to shares owned at December 31, 2000

                              NEW SECURITIES ADDED
                                                     Shares
                                                     ------
                    American Intl Group Inc.........   2,500
                    Autozone Inc....................  13,000
                    Best Buy Inc....................  34,000
                    Celestica Inc...................  54,000
                    Cendant Corp....................  64,000
                    Centex Corp.....................  51,000
                    D R Horton Inc..................  66,500
                    Dollar General Corp............. 103,000
                    Flextronics Intl LTD............  96,000
                    Golden West Finl Corp DE........  40,000
                    Household Intl Services.........  39,000
                    International Game Technology...  30,000
                    KB Home.........................  66,000
                    Laboratory Corp America Holdings   4,000
                    Lennar Corp.....................  54,000
                    Lowes Cos Inc...................  63,500
                    Micron Technology Inc...........  55,000
                    Penney (J.C.) Co., Inc..........  89,000
                    Pulte Homes Inc.................  54,000
                    Quest Diagnostics Inc...........   3,500
                    Southwest Airlines Co...........  28,000
                    Tenet Healthcare Corp...........  45,000

                             SECURITIES ELIMINATED
                                                       Shares
                                                       ------
                 Anadarko Petroleum Corp..............  17,000
                 Anheuser-Busch Cos, Inc..............  66,000
                 Apartment Investment
                   Management Co......................  66,400
                 Boston Properties, Inc...............  59,500
                 CIGNA Corp...........................  19,500
                 CVS Corp.............................  55,500
                 El Paso Energy Corp..................  36,500
                 Equity Office Properties.............  96,000
                 Equity Residential Properties........  15,000
                 Federal National Mortgage Association  34,500
                 General Dynamics Corp................  41,000
                 Inco Ltd............................. 220,000
                 Petroleo Brasilierio.................   9,000
                 Philip Morris Cos Inc................  88,500
                 Schlumberger Ltd.....................  37,000
                 Total Fina Elf.......................  15,200
                 United Health Group Inc..............  82,400
                 Well Point Health Networks...........  23,000
                 XL Capital Ltd.......................  43,000

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS December 31, 2001

       COMMON STOCKS--98.7% of Total Net Assets

                                                          Value
Shares                                                 (Note 2)
------                                             ------------
       Airlines--1.1%
28,000 Southwest Airlines Co...................... $    517,440

                                                   ------------

       Electronic & Communications Equipment--9.6%
54,000 Celestica Inc..............................    2,181,060
96,000 Flextronics Intl LTD.......................    2,303,040

                                                   ------------
                                                      4,484,100

                                                   ------------

       Electronic Components--3.7%
55,000 Micron Technology Inc......................    1,705,000

                                                   ------------

       Financial Services--4.8%
39,000 Household Int Services.....................    2,259,660

                                                   ------------

       Food--Retailers/Wholesalers--.4%
 3,000 Hershey Food Corp..........................      203,100

                                                   ------------

       Health Care Services--11.5%
56,000 HCA-Health Care Co.........................    2,158,240
 4,000 Laboratory Corp America Holdings...........      323,400
 3,500 Quest Diagnostics Inc......................      250,985
45,000 Tenet Healthcare Corp......................    2,642,400

                                                   ------------
                                                      5,375,025

                                                   ------------

       Housing & Builiding Material--27.1%
51,000 Centex Corp................................    2,911,590
66,500 D R Horton Inc.............................    2,158,590
66,000 KB Home....................................    2,646,600
54,000 Lennar Corp................................    2,528,280
54,000 Pulte Homes Inc............................    2,412,180

                                                   ------------
                                                     12,657,240

                                                   ------------

       Insurance--0.4%
 2,500 American Int'l Group Inc...................      198,500

                                                   ------------

       Leisure--4.4%
30,000 International Game Technology..............    2,049,000

                                                   ------------

       Retail--22.1%
13,000 Autozone Inc...............................      933,400
34,000 Best Buy Inc...............................    2,532,320

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
PORTFOLIO OF INVESTMENTS -- Continued

         COMMON STOCKS -- Continued

                                                                     Value
  Shares                                                          (Note 2)
  ------                                                      ------------

         Retail--Continued
 103,000 Dollar General Corp................................. $  1,534,700
  63,500 Lowes Cos., Inc.....................................    2,947,035
  89,000 Penney (J.C.) Co., Inc..............................    2,394,100

                                                              ------------
                                                                10,341,555

                                                              ------------

         Savings & Loan/Thrifts--10.6%
  40,000 Golden West Finl Corp DE............................    2,354,000
  79,200 Washington Mutual Inc...............................    2,589,840

                                                              ------------
                                                                 4,943,840

                                                              ------------

         Services--2.7%
  64,000 Cendant Corp........................................    1,255,040

                                                              ------------

         TOTAL COMMON STOCKS
         (Cost $42,904,847)..................................   45,989,500

                                                              ------------

         CORPORATE SHORT-TERM NOTES--1.9% of Total Net Assets
    Face
  Amount
  ------
$885,000 American Express Credit Corp., 1.77% due 01/02/02...      885,000

                                                              ------------

         TOTAL CORPORATE SHORT-TERM NOTES
         (Cost $885,000).....................................      885,000

                                                              ------------

         TOTAL INVESTMENTS--100.6% of Total Net Assets
         (Cost $43,789,847)..................................   46,874,500

                                                              ------------
         Other Liabilities in excess of other Assets--(0.6%).     (275,500)

         TOTAL NET ASSETS--100%.............................. $ 46,599,000

                                                              ============

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I

STATEMENT OF
ASSETS AND LIABILITIES
December 31, 2001

                ASSETS
                 Investments at value (cost
                   $43,789,847)(Note 2)............ $46,874,500
                 Receivable for investments
                   sold............................     947,446
                 Dividends and interest
                   receivable......................     137,407

                                                    -----------
                       Total assets................  47,959,353

                                                    -----------
                LIABILITIES
                 Payable for investments
                   purchased.......................   1,159,650
                 Payable for investment advisory
                   fees (Note 4)...................      11,868
                 Payable for mortality and
                   expense risks (Note 5)..........      36,928
                 Payable for other direct
                   expenses (Note 4)...............      60,955
                 Bank overdraft....................      90,952

                                                    -----------
                       Total liabilities...........   1,360,353

                                                    -----------
                NET ASSETS......................... $46,599,000

                                                    ===========
                Net assets attributable to variable
                  annuity contractholders
                  1,317,362 accumulation units at
                  $31.16 per unit.................. $41,053,029
                Annuity reserves (Note 2)..........   5,545,971

                                                    -----------
                                                    $46,599,000

                                                    ===========

STATEMENT OF
OPERATIONS
For the year ended December 31, 2001

               INVESTMENT INCOME/(LOSS) (Note 2)
                Income
                  Dividends (net of foreign
                    taxes of $1,438).............. $    602,561
                  Interest income.................       28,571
                  Other income....................       19,541

                                                   ------------
                      Total income................      650,673

                                                   ------------
                EXPENSES
                  Mortality and expense risks
                    (Notes 2 and 5)...............      457,611
                  Investment advisory fee
                    (Note 4)......................      163,038
                  Other direct expenses
                    (Note 4)......................       51,716

                                                   ------------
                      Total expenses..............      672,365

                                                   ------------
                NET INVESTMENT LOSS...............      (21,692)

                                                   ------------
               REALIZED AND UNREALIZED LOSS ON
                 INVESTMENTS (Note 3)
                  Net realized loss from
                    investments sold..............   (5,545,379)
                  Net change in unrealized
                    appreciation of
                    investments...................   (4,962,349)

                                                   ------------
                      Net loss on investments.....  (10,507,728)

                                                   ------------
               Decrease in net assets resulting
                 from operations.................. $(10,529,420)

                                                   ============

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
STATEMENTS OF CHANGES IN NET ASSETS

                                                               For the years ended December 31,
                                                               -------------------------------
                                                                    2001              2000
                                                                ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income/(loss)................................. $    (21,692)     $    552,070
 Net realized gain (loss) from investments sold...............   (5,545,379)        1,719,180
 Net change in unrealized appreciation of investments.........   (4,962,349)       (4,150,541)
                                                                ------------      ------------
 Decrease in net assets resulting from operations.............  (10,529,420)       (1,879,291)
                                                                ------------      ------------
CHANGES FROM PRINCIPAL TRANSACTIONS
 Purchase payments, less sales and administrative expenses and
   applicable premium taxes (Note 4)..........................      448,089           187,311
 Contract terminations and annuity payments...................   (6,647,958)      (12,207,876)
 Adjustments to annuity reserves (Note 2).....................     (229,041)          190,346
                                                                ------------      ------------
 Decrease in net assets resulting from principal transactions.   (6,428,910)      (11,830,219)
                                                                ------------      ------------
 Total decrease in net assets.................................  (16,958,330)      (13,709,510)
NET ASSETS
 Beginning of year............................................   63,557,330        77,266,840
                                                                ------------      ------------
 End of year.................................................. $ 46,599,000      $ 63,557,330
                                                               ============       ============




  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
SUPPLEMENTARY INFORMATION --
Selected Per Unit Data and Ratios

Selected data for an accumulation unit outstanding throughout each year and ratios are as follows:

                                                              Year Ended December 31,
                                            ----------------------------------------------------------
                                               2001        2000        1999        1998        1997
                                            ----------  ----------  ----------  ----------  ----------
Accumulation unit value, beginning of year. $    37.30  $    38.28  $    32.58  $    24.55  $    20.08
                                            ----------  ----------  ----------  ----------  ----------
Per unit data
 Investment income.........................        .33         .76         .60         .50         .29
 Expenses..................................       (.44)       (.49)       (.44)       (.38)       (.32)
                                            ----------  ----------  ----------  ----------  ----------
 Net investment income (loss)..............       (.11)        .27         .16         .12        (.03)
 Net realized and unrealized gain (loss) on
   investments.............................      (6.03)      (1.25)       5.54        7.91        4.50
                                            ----------  ----------  ----------  ----------  ----------
 Net increase (decrease) in net asset
   value...................................      (6.14)       (.98)       5.70        8.03        4.47
                                            ----------  ----------  ----------  ----------  ----------
Accumulation unit value, end of year....... $    31.16  $    37.30  $    38.28  $    32.58  $    24.55
                                            ==========  ==========  ==========  ==========  ==========
Total return (%)...........................      (16.5)       (2.6)       17.5        32.7        22.3
Ratios.....................................
 Ratio of operating expenses to average net
   assets (%)..............................       1.37        1.31        1.30        1.34        1.35
 Ratio of net investment income to average
   net assets (%)..........................       (.34)        .74         .48         .44        (.09)
Portfolio turnover (%).....................     244.43      267.45      204.32      195.15      209.18
Number of accumulation units outstanding at
  end of year..............................  1,317,362   1,513,677   1,805,042   2,219,809   2,694,327

  The accompanying notes are an integral part of these financial statements.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS

1.  Nature of Operations

New England Variable Annuity Fund I (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund was originally sold for use with various retirement plans that are qualified under the Internal Revenue Code, for individual use, and for use with plans and trusts that are not qualified under the Internal Revenue Code. Currently no new contracts are being offered at this time, but holders of existing flexible payment deferred contracts may continue to make purchase payments. The operations of the Fund are part of Metropolitan Life Insurance Company (the "Insurance Company"). The Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. Prior to August 30, 1996, the Fund was a part of New England Mutual Life Insurance Company ("New England Mutual"). Effective August 30, 1996, New England Mutual merged into the Insurance Company. New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594, a subsidiary of the Insurance Company, is the designated office for contract-holder services.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund.

A. Security valuation. Investments in common stocks traded on a national securities exchange or on the NASDAQ national market system are valued at their last reported sales prices on the principal exchange, or if there was no reported sale during the day and for over-the-counter securities not so listed, at the last reported bid prices. Corporate short-term notes are stated at cost, which approximates fair value.

B. Security transactions and related investment income. Security transactions are accounted for on the trade date (the date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Net investment income (loss) and net realized and unrealized gain (loss) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the net assets of the Fund as of the beginning of the valuation period.

C. Federal income taxes. The Fund is not taxed separately because the operations of the Fund are part of the total operations of the Insurance Company. The Insurance Company is taxed as a life insurance company under the Internal Revenue Code. The Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Fund.

D. Annuity reserves. Annuity reserves are computed for currently payable contracts according to the 1983-a Mortality Tables. The assumed interest rate may be 0%, 3.5% or 5% as elected by the annuitant and as regulated by the laws of the respective states. Adjustments to annuity reserves are reimbursed to or from the Insurance Company. For contracts payable on or after January 1, 1998 annuity reserves will be computed according to the Annuity 2000 Mortality Tables.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


3.  Purchases and Sales of Investment Securities

The aggregate cost of purchases and proceeds from sales of investments (other than short-term securities) for the year ended December 31, 2001 were $122,011,319 and $127,836,287, respectively. Gains and losses from sales of investments are computed on the specific identification method.

4.  Advisory and Service Fees With Affiliates

During the year ended December 31, 2001, the Fund incurred investment management fees of $163,038, payable to the Fund's investment adviser, Capital Growth Management Limited Partnership, which was affiliated with the Insurance Company until October 30, 2000. The advisory agreement provides for a fee at the annual rate of 0.3066% of the average daily net assets of the Fund. Deductions from purchase payments for sales and administrative expenses, which for the year ended December 31, 2001, amounted to $32,125, were retained by the Insurance Company.

Effective January 1, 1995, the audit and Board of Managers fees have been borne by the Fund. A charge is deducted daily against the Fund based on estimated audit and manager fees. This daily charge is reviewed on a quarterly basis and adjusted as necessary. Any excess or deficiency in the daily charge relative to incurred expenses is applied to future periods in the quarterly review. For the year ended December 31, 2001 the charges to the Fund amounted to $51,716.

5.  Mortality and Expense Risks

Although variable annuity payments differ according to the investment performance of the Fund, they are not affected by mortality or expense experience because the Insurance Company assumes the expense risk and the mortality risk under the contracts. The Insurance Company charges the Fund assets for assuming those risks. During 2001, the mortality and expense risk charges totaled $457,611.

The expense risk assumed by the Insurance Company is the risk that the deductions for sales and administrative expenses and for investment advisory services provided for in the variable annuity contract may prove insufficient to cover the cost of those items.

The mortality risk assumed by the Insurance Company has two elements: a life annuity mortality risk and, for deferred annuity contracts, a minimum death refund risk.

The life annuity mortality risk results from a provision in the contract in which the Insurance Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives and how long all annuitants or other payees as a class live if payment options involving life contingencies are chosen. Those annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued.

Under deferred annuity contracts, the Insurance Company also assumes a minimum death refund risk by providing that there will be payable, on the death of the annuitant during the accumulation period, an amount equal to the greater of (1) the aggregate purchase payments made, without interest, adjusted for any partial surrender, and (2) the value of the contract as of the death valuation date or the date on which a written election of payment is made (whichever is later).

NEW ENGLAND VARIABLE ANNUITY FUND I
NOTES TO FINANCIAL STATEMENTS -- Continued


If those deductions are insufficient to cover the cost of the expense and mortality risks assumed by the Insurance Company, the Insurance Company absorbs the resulting losses and makes sufficient transfers to the Fund from its general assets. Conversely, if those deductions are more than sufficient after the establishment of any contingency reserves deemed prudent or required by law, the excess is transferred to the Insurance Company.

6.  Related Parties

The Chairman of the Board of Managers and one other Manager of the Fund are also officers of the Insurance Company and of New England Life Insurance Company, a subsidiary of the Insurance Company.

7.  Increase (Decrease) in Accumulation Units

                                                          For the years ended
                                                             December 31,
                                                         --------------------
                                                           2001       2000
                                                         ---------  ---------
    Units purchased.....................................    28,292      7,029
    Units redeemed......................................  (224,607)  (298,394)
                                                         ---------  ---------
     Net decrease.......................................  (196,315)  (291,365)
  Units at beginning of year............................ 1,513,677  1,805,042
                                                         ---------  ---------
  Units at end of year.................................. 1,317,362  1,513,677
                                                         =========  =========

8.  Subsequent Event
On February 14, 2002, the Board of Managers approved the termination of the Fund's investment advisory agreement with CGM, effective May 1, 2002. The Fund will become a feeder fund that invests all of its assets in the MetLife Stock Index Portfolio (the "Portfolio"), a series of the Metropolitan Series Fund, Inc., an open-end diversified investment company registered under the Investment Company Act of 1940. The Fund will no longer engage an investment adviser. The investment of assets of the Fund in the Portfolio will be supervised by the Fund's Board of Managers. MetLife Advisers LLC serves as investment adviser and Metropolitan Life Insurance Company serves as sub-adviser to the Portfolio. In addition to certain operating expenses of the Fund, the Fund will bear a pro rata portion of the investment advisory fee of MetLife Advisers, LLC (currently .25% of the average daily net assets of the Portfolio) and a pro rata share of the operating expenses of the Portfolio through its investment in the Portfolio. The Insurance Company has undertaken to bear certain of the Fund's expenses that exceed the amounts permitted under the contracts to be deducted from Fund assets. The Insurance Company will bear Fund expenses to the extent the advisory fee and other expenses of the Portfolio indirectly borne by the Fund, together with any expenses borne directly by the Fund (other than brokerage commissions, certain taxes and expenses of the Fund's Board of Managers, including the auditing of Fund assets) exceed .3066% of the Fund's average daily net assets.
9. Managers and Officers (Unaudited)

Information about the Fund's Board of Managers appears below. Each Manager is responsible for overseeing the Fund and the New England Zenith Fund. There is no limit to the term a Manager may serve. The Fund's Statement of Additional Information has further information about the Manager and is available without charge by calling (800) 435-4117.

Interested Managers

Each Manager below is an "interested person" (as defined by the Investment Company Act of 1940) in that each is an employee of MetLife, which is the issuer of the Fund.

                          Current
                        position(s) Position(s) Principal occupations
Name and address    Age  with Fund  held since  over past five years, including other directorships*
----------------    --- ----------- ----------- -----------------------------------------------------------------------------------
Mary Ann Brown      49    Manager      1999     Head of Individual Business Product Management, MetLife; President, New
Metropolitan Life                               England Products and Services, New England Financial ("NEF"); Director,
Insurance Company                               Chairman, Chief Executive Officer and President, New England Pension and
501 Boylston Street                             Annuity Company; Senior Vice President, New England Life Holdings, Inc.;
Boston, MA 02116                                formerly, President and Chief Executive Officer, Atlantic International Reinsurance
                                                Company.
Anne M. Goggin      53    Manager      1995     Chief Counsel, Individual Business, MetLife; Director, Chairman of the Board,
Metropolitan Life                               President and Chief Executive Officer, Metropolitan Series Fund, Inc. ("Met Series
Insurance Company       Chairman of    1999     Fund") since 2002; Senior Vice President and General Counsel, NEF; Chair of the
501 Boylston Street      the Board              Board of Managers, President and Chief Executive Officer, MetLife Advisers, LLC;
Boston, MA 02116                                Director, New England Securities Corporation ("NES"); formerly, President, General
                                                Counsel, Secretary and Clerk, NES, 1993-1999.

Non-Interested Managers

Each Manager below is not an "interested person" (as defined by the Investment Company Act of 1940).

                           Current
                         position(s) Position(s) Principal occupations
Name and address     Age  with Fund  held since  over past five years, including other directorships*
----------------     --- ----------- ----------- ----------------------------------------------------------------------------------
Nancy Hawthorne      51  Manager        1995     Chairman of the Board, WorldClinic (a distance medicine company); Director,
60 Hyslop Road                                   Perini Corporation (construction); Director, Avid Technologies (computer software
Brookline, MA 02146                              company); Director, CGU (property and casualty insurance company); Director,
                                                 Beacon Power Corporation (energy); formerly, Chief Executive Officer and
                                                 Managing Partner, Hawthorne, Krauss and Associates (corporate financial advisor); formerly, Chief Financial Officer and Executive Vice President,
                                                 Continental Cablevision, subsequently renamed MediaOne (a cable television company).
Dale Rogers Marshall 65  Manager        1995     President, Wheaton College; formerly, Academic Dean, Wellesley College.
Wheaton College
26 East Main Street
Norton, MA 02766
John J. Arena        64  Manager        1996     Formerly, Vice Chairman of the Board of Directors of Bay Banks, Inc. and
330 Beacon Street                                President, Bay Banks Investment Management.
Boston, MA 02116
John W. Flynn        62  Manager        1996     Formerly, Vice Chairman, Chief Financial Officer, Fleet Financial Group (banking).
791 Main Street
Warren, RI 02885
John T. Ludes        65  Manager        1996     Formerly, Vice Chairman, President and Chief Operating Officer, American Brands
57 Water Street                                  (global conglomerate); formerly, President and CEO, Acushnet Company (athletic
Marion, MA 02738                                 equipment).
Edward A. Benjamin   64  Manager        1999     Director, Precision Optics Corporation (optics manufacturer); formerly, Partner,
71 Sierra Rosa Loop                              Ropes & Gray (law firm) until 1999.
Santa Fe, NM 87501

Officers

Thomas M. Lenz       43  Secretary      2000     Assistant General Counsel, MetLife; General Counsel and Secretary, MetLife
Metropolitan Life                                Advisers, LLC, since December 1998; Vice President and Secretary, Met Series
Insurance Company                                Fund, since 2002; formerly, Vice President, State Street Bank and Trust Company.
501 Boylston Street
Boston, MA 02116

INDEPENDENT AUDITORS' REPORT

To the Board of Managers and the Contract Owners of New England Variable
  Annuity Fund I

We have audited the accompanying statement of assets and liabilities of New England Variable Annuity Fund I (the "Fund"), including the schedule of portfolio investments, as of December 31, 2001, and the related statements of operations for the year then ended, changes in net assets for each of the two years then ended, and selected per unit data and ratios for each of the five years in the period then ended. These financial statements and selected per unit data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected per unit data and ratios based on our audit.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected per unit data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers. Where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per unit data and ratios referred to above present fairly, in all material respects, the financial position of New England Variable Annuity Fund I as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and selected per unit data and ratios for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2002

NATIONAL ASSOCIATION OF SECURITIES DEALERS DISCLOSURE

The National Association of Securities Dealers Regulation, Inc. (NASDR) has a "Public Disclosure Program" which provides current and historical information on registered representatives and Financial Institutions registered with the NASD. If you would like information pertaining to the "Public Disclosure Program", including an informational brochure that describes the program, you may contact the NASD directly by calling the NASDR, Inc. Public Disclosure Hotline at 800-289-9999 or by visiting the NASDR, Inc.'s website at NASDR.com.

If you would like to contact New England Financial concerning any aspect of your account or our products and services, please call us directly at 800-435-4117.

New England Variable Annuity Fund I
is a separate account of
Metropolitan Life Insurance Company
One Madison Avenue
New York, New York 10010

Board of Managers
Anne M. Goggin, Chairman
John J. Arena
Edward A. Benjamin
Mary Ann Brown
John W. Flynn
Nancy Hawthorne
John T. Ludes
Dale Rogers Marshall

Designated Office for Contractholder Services
New England Life Insurance Company
c/o Annuity Administrative Office
P.O. Box 14594
Des Moines, IA 50306-3594
(800) 435-4117

Investment Adviser
Capital Growth Management Limited Partnership
One International Place
Boston, Massachusetts 02110

Distributor
New England Securities Corporation
399 Boylston Street
Boston, Massachusetts 02116

Legal Counsel
Ropes & Gray
One International Place
Boston, Massachusetts 02110

Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

This report has been prepared for the Contract Owners of the Fund and is authorized for distribution to prospective investors in the Fund when it is accompanied or preceded by a current prospectus.

--------------------------------------------------------------------------------

Equal Opportunity Employer M/F

New England Financial is the service mark for New England Life Insurance Company, Boston, MA and related companies.

VA-244-02


[LOGO] NEW ENGLAND FINANCIAL

--------------------------------------------------------------------------------
NEW ENGLAND
VARIABLE ANNUITY
FUND I

Thirty-first Annual Report
December 31, 2001